UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 13, 2014, the Board of Directors (the “Board”) of Triumph Bancorp, Inc. (the “Company”) increased the size of the Board to eleven (11) members and elected Derek R. McClain as a Class III director to fill the vacancy created by such increase. In connection with his appointment to the Board, effective as of November 13, 2014, Mr. McClain was also appointed as a member of the Audit Committee of the Board and Chair of the Compensation Committee of the Board. In connection with his service on the Board, Mr. McClain will receive a $10,000 cash retainer for his service on our Board in 2014.

Information regarding the compensation of Mr. McClain for his service as a director is set forth in the section of the Company’s prospectus (the “Prospectus”) filed on November 7, 2014 pursuant to Rule 424(b) under the Securities Act relating to the Registration Statement on Form S-1, as amended (Registration No. 333-198838), entitled “Management.” Information regarding the disclosure required by Item 404(a) of Regulation S-K is set forth in the section of the Company’s Prospectus entitled “Certain Relationships and Related Party Transactions.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement

On November 7, 2014, the Company’s Second Amended and Restated Certificate of Formation became effective. A description of the Second Amended and Restated Certificate of Formation is set forth in the sections of the Prospectus entitled “Description of Capital Stock” and “Anti-Takeover Effects of Certain Provisions of Texas Law, our Charter and Bylaws.” The description of the Second Amended and Restated Certificate of Formation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Formation attached hereto as Exhibit 3.1.

Amendments to Bylaws

On November 7, 2014, the Company’s Second Amended and Restated Bylaws became effective. The description of the Second Amended and Restated Bylaws set forth in the section of the Prospectus entitled “Description of Capital Stock” is incorporated herein by reference. A description of the Amended and Restated Bylaws is set forth in the sections of the Prospectus entitled “Description of Capital Stock” and “Anti-Takeover Effects of Certain Provisions of Texas Law, our Charter and Bylaws.” The description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws attached hereto as Exhibit 3.2.

Item 8.01	Other Events.

On November 13, 2014, the Company consummated its previously announced initial public offering of its common stock, par value $0.01 per share, at a public offering price of $12.00 per share (the “IPO”). The Company sold 6,700,000 shares of its common stock in the IPO. On November 13, 2014, the Company issued a press release in connection with the closing of the IPO. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Formation of the Registrant, effective November 7, 2014.

3.2	Second Amended and Restated Bylaws of the Registrant, effective November 7, 2014.

99.1	Press Release dated November 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

Date: November 13, 2014	By:	/s/ Adam D. Nelson
	Name:	Adam D. Nelson
	Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Formation of the Registrant, effective November 7, 2014.

3.2	Second Amended and Restated Bylaws of the Registrant, effective November 7, 2014.

99.1	Press Release dated November 13, 2014.

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